UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report November 2, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                   41-1849591
(State or of incorporation)  (Commission file number)      (IRS Employer
                                                         Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On November 2, 2005, Registrant, Metris Companies Inc. ("Metris" or "Company")) announced that the date for the special meeting of Metris stockholders to vote on the Company's proposed merger with HSBC Finance Corporation will be November 30, 2005. The meeting will be held at 9:00 a.m. Central Time at the offices of Dorsey & Whitney LLP located at 50 S. Sixth Street, Suite 1500, Minneapolis, Minnesota. All Metris stockholders of record as of the end of day November 4, 2005, will be eligible to vote on the matter. The associated Proxy Statement will be mailed to Metris stockholders on or about November 10, 2005.

Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. press release dated November 2, 2005 announcing the date for the special meeting of Metris stockholders to vote on the Company's proposed merger with HSBC Finance Corporation will be November 30, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


Dated:  November 2, 2005      By:/s/William A. Houlihan
                                    William A. Houlihan
                                    Executive Vice President
                                    and Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Metris Companies Inc. press release dated November 2, 2005.